UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 5, 2006
NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition
     On January 5, 2006, NRG Energy, Inc. issued a press release providing business updates and combined company guidance in advance of its financing launch for the Texas Genco LLC acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Item 7.01 Regulation FD Disclosure
     On January 5, 2006, NRG Energy, Inc. issued a press release announcing the launch of concurrent securities offerings. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit
Number	Document
99.1	Press Release, dated January 5, 2006
99.2	Press Release, dated January 5, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O'BRIEN
Timothy W. J. O'Brien
Vice President and General Counsel

Dated: January 5, 2006

Exhibit Index

Exhibit
Number	Document
99.1	Press Release, dated January 5, 2006
99.2	Press Release, dated January 5, 2006